Exhibit 10.2

Confidential Materials omitted and filed separately with the

Securities and Exchange Commission. Asterisks denote omissions.

2009 Management Incentive Plan

(MIP)

Directors & Above

Effective: January 1, 2009

CONFIDENTIAL: FOR INTERNAL USE ONLY

2009 Stream Global Services Management Incentive Plan

Directors & Above

TABLE OF CONTENTS

1.	Purpose	3
2.	Effective Date	3
3.	Eligibility	3
4.	Target	3
5.	Accelerator	4
6.	Measurement	6
7.	Plan Components	6
8.	Gates and Eligibility Requirements	9
9.	Administration	10
Appendix A		12

CONFIDENTIAL: FOR INTERNAL USE ONLY

2009 Stream Global Services Management Incentive Plan

Directors & Above

1.	Purpose

The objective of the 2009 Management Incentive Plan for Directors & Above (“Plan”) is to recognize and reward the achievement of company-wide growth and profitability objectives that are essential to the success of Stream Global Services (“Stream”).

2.	Effective Date

The effective date for implementation of the Plan shall be January 1, 2009 as approved by the Compensation Committee.

3.	Eligibility

Employees whose roles and responsibilities at the director level and above are deemed by executive management to be critical to operations and/or who have direct responsibility for achieving the financial results of the Company are eligible for participation in the Plan. (Each such designated person is called a “Participant” in this Plan.) Target payouts, plan components and component weightings are defined by the position, as further set forth below.

Stream will issue all Participants a notice of their eligibility and their individual components by providing a document in the form of Appendix A to each eligible Participant. Other eligibility requirements are listed in Section 8 below, and an individual may only become a Participant upon complying with those requirements.

4.	Target

Participants will be assigned a target for the Plan, expressed as a percentage of base salary. The Target will vary according to the Participant’s position. This percentage (the “Target”) represents the potential financial award that will be earned at 100% achievement of goals for all Plan components. Actual earnings will be based on Company performance. Participants will be eligible for 100% of the Target which will be earned at year-end based on the achievement of goals for all plan components.

Following the end of the calendar year, the Plan Earnings that are due to each participant will be calculated in accordance with this Plan and paid in accordance with the Company’s normal payroll practices.

In addition to the components set forth above, Plan payments will be adjusted in accordance with Table 1 below based on achievement against a Global Adjusted EBITDA figure (described in Section 7 below) of $50,000,000 in United States Currency and after inclusion of expense of all MIP bonuses:

CONFIDENTIAL: FOR INTERNAL USE ONLY

2009 Stream Global Services Management Incentive Plan

Directors & Above

TABLE 1

Global Adjusted EBITDA Achievement

Percentage of Global Adjusted EBITDA target achieved*	Actual Global Adjusted EBITDA achieved (after management bonuses) ($000s)	Percentage of earned Plan actually paid following EBITDA achievement
80%	$40,000 – $40,499	0%
81%	$40,500 – $40,999	5%
82%	$41,000 – $41,499	10%
83%	$41,500 – $41,999	15%
84%	$42,000 – $42,499	20%
85%	$42,500 – $42,999	25%
86%	$43,000 – $43,499	30%
87%	$43,500 – $43,999	35%
88%	$44,000 – $44,499	40%
89%	$44,500 – $44,999	45%
90%	$45,000 – $45,499	50%
91%	$45,500 – $45,999	55%
92%	$46,000 – $46,499	60%
93%	$46,500 – $46,999	65%
94%	$47,000 – $47,499	70%
95%	$47,500 – $47,999	75%
96%	$48,000 – $48,499	80%
97%	$48,500 – $48,999	85%
98%	$49,000 – $49,499	90%
99%	$49,500 – $49,999	95%
100% - 109%	$50,000 – $54,999	100%

*	These percentages represent milestones, so that to achieve payment at a particular level specified above, the Global Adjusted EBITDA must be at least at that level.

5.	Accelerator

The Plan includes an overachievement accelerator allowing the participant to earn up to 200% of their global participant percentage if the Company exceeds its Global Adjusted EBITDA target. Plan payments will be adjusted in accordance with Table 2 below based on overachievement against a Global Adjusted EBITDA figure (described in Section 7 below) starting at $55,000,000:

CONFIDENTIAL: FOR INTERNAL USE ONLY

2009 Stream Global Services Management Incentive Plan

Directors & Above

TABLE 2

Global Adjusted EBITDA Achievement Accelerator

Percentage of Global Adjusted EBITDA accelerator target achieved*	Actual Global Adjusted EBITDA achieved (after management bonuses) ($000s)	Accelerator
<100%	$50,000 – $54,999	100%
100%	$55,000 – $57,749	105%
105%	$57,750 – $60,499	110%
110%	$60,500 – $63,249	120%
115%	$63,250 – $65,999	130%
120%	$66,000 – $68,749	140%
125%	$68,750 – $71,499	150%
130%	$71,500 – $74,249	160%
135%	$74,250 – $76,999	170%
140%	$77,000 – $79,749	180%
145%	$79,750 – $82,499	190%
150%	$82,500 or above	200%

Global Adjusted EBITDA/Earnings Chart

CONFIDENTIAL: FOR INTERNAL USE ONLY

2009 Stream Global Services Management Incentive Plan

Directors & Above

6.	Measurement

Each Participant’s achievement against the Target Payout shall be assessed at the end of the 2009 calendar year based upon achievement of the financial targets applicable to the Participant’s responsibilities. Calculation will be subject to the completion of the Stream Global Services 2009 external audit by Ernst & Young.

For each Participant, the applicable financial metrics and the percentage of the targets allocated to each is set forth in Appendix A. All metrics measured other than Global Adjusted EBITDA shall be measured in local currency equivalent based upon the budgeted exchange rate as included in the 2009 Budget.

7.	The Plan Components

The Management Incentive Plan payout will be measured based upon achievement against certain of the following metrics, dependent upon the Participant’s role in the Company, as set forth in Appendix A: Global Adjusted EBITDA, Regional Adjusted EBITDA and Country Gross Margin Percent. These components are further described below.

A.	GLOBAL ADJUSTED EBITDA:

This component is defined as, for any period, earnings before interest, taxes, depreciation and amortization, adjusted for any acquisitions or divestitures, one time charges such as non-ordinary course litigation settlements and gains (including legal costs related thereto), non-cash foreign currency gains and losses, transaction related costs or amortization of intangibles related to the transaction, restructuring charges for items such as site closure costs or employee severance, stock compensation charges (including charges recorded under FAS 123 or other similar provisions related to stock compensation charges) or write-downs in assets (hereafter referred to “Adjusted EBITDA”). The reported Global Adjusted EBITDA is measured against the approved 2009 Stream budget as detailed in Table 3 below.

B.	REGION/GROUP ADJUSTED EBITDA

This component is defined and measured in accordance with U.S. generally accepted accounting practices and the recorded Regional Adjusted EBITDA measured in local currency equivalents at the budgeted rate and is measured against the approved 2009 Stream budget as defined in Table 3 below. All targets in this section shall be binary (achieved or not achieved) and shall not be subject to pro-ration or accelerator treatment.

CONFIDENTIAL: FOR INTERNAL USE ONLY

2009 Stream Global Services Management Incentive Plan

Directors & Above

C.	COUNTRY/GROUP/SITE GROSS MARGIN PERCENT

This component is defined and measured in accordance with U.S. generally accepted accounting practices and the recorded Group Gross Margin measured in local currency equivalents at the budgeted rate and is measured against the approved 2009 Stream budget as defined in Table 3 below. All targets in this section shall be binary (achieved or not achieved) and shall not be subject to pro-ration or accelerator treatment.

TABLE 3

Plan Annual Financial Targets

METRIC	Q1		Q2		Q3		Q4		TOTAL 2009

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[**]	[	**]	[	**]	[	**]	[	**]	[	**]

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[**]	[	**]	[	**]	[	**]	[	**]	[	**]

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[**]	[	**]	[	**]	[	**]	[	**]	[	**]
[**]	[	**]	[	**]	[	**]	[	**]	[	**]

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[**]	[	**]	[	**]	[	**]	[	**]	[	**]
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[**]	[	**]	[	**]	[	**]	[	**]	[	**]
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[**]	[	**]	[	**]	[	**]	[	**]	[	**]

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[**]	[	**]	[	**]	[	**]	[	**]	[	**]
[**]	[	**]	[	**]	[	**]	[	**]	[	**]
[**]	[	**]	[	**]	[	**]	[	**]	[	**]
[**]	[	**]	[	**]	[	**]	[	**]	[	**]

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[**]	[	**]	[	**]	[	**]	[	**]	[	**]
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[**]	[	**]	[	**]	[	**]	[	**]	[	**]

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[**]	[	**]	[	**]	[	**]	[	**]	[	**]
[**]	[	**]	[	**]	[	**]	[	**]	[	**]
[**]	[	**]	[	**]	[	**]	[	**]	[	**]
[**]	[	**]	[	**]	[	**]	[	**]	[	**]
[**]	[	**]	[	**]	[	**]	[	**]	[	**]
[**]	[	**]	[	**]	[	**]	[	**]	[	**]
[**]	[	**]	[	**]	[	**]	[	**]	[	**]
[**]	[	**]	[	**]	[	**]	[	**]	[	**]
[**]	[	**]	[	**]	[	**]	[	**]	[	**]

[**]

CONFIDENTIAL: FOR INTERNAL USE ONLY

2009 Stream Global Services Management Incentive Plan

Directors & Above

8.	Gates and Eligibility Requirements

A.	The 2009 Plan has required financial gates that must be met for any payments to be made under the Plan. The gates are as follows:

i.	Participants will be subject to a Global Adjusted EBITDA gate after inclusion of MIP bonuses. In order for a Participant to be eligible for any Plan payment, the company must meet its Global Adjusted EBITDA target. In the event that the Company does not meet its Global Adjusted EBITDA target, there will be no Plan payment for any Participants.

ii.	Note also, that in accordance with Table 1 in Section 4 above, in the event that annual Global Adjusted EBITDA is equal to or less than $40,000,000 after inclusion of MIP bonuses (80% of the target Global Adjusted EBITDA), no Plan payments will be made on either the Global or Regional/Country targets.

B.	Participants considered eligible to participate in the Plan, must be in benefit eligible positions. Any exceptions to this must be approved by the Senior Vice President of Human Resources and the CEO.

C.	To be eligible for any Plan payment, the Participant must be an active employee of Stream on the date actual Plan payments are made.

D.	New employees, or current employees newly promoted to Plan eligibility, will participate on a pro-rated basis depending on the number of full months they are employed as an eligible Plan Participant beginning the first of the month following hire date.

E.	Employees hired or promoted for the first time into bonus eligible positions after October 1, 2009 will not be eligible to participate in any component of the 2009 Plan.

F.	Retroactive pay adjustments will not be applied. Payments will be at the base salary in effect at December 31, 2009 for annual payment.

G.	Payment on any particular occasion of any bonus amount in accordance with this Plan shall not create the presumption that any further bonus amount will be paid to the Participant thereafter under this Plan or otherwise.

H.	Employees who transfer out of an eligible position during the year into a non-eligible position in the Company but who are still employed as of the payment date, will be considered for a pro rata award based on the number of full months in the eligible position and earnings accrued during those months as a ratio to the full year.

CONFIDENTIAL: FOR INTERNAL USE ONLY

2009 Stream Global Services Management Incentive Plan

Directors & Above

I.	Employees who transfer from one position to another during the year will be considered for a pro rata award based on the number of full months in each position.

J.	Participants who live and work in a non-United States location will have their Plan payout calculations performed at corporate headquarters (i.e., comparisons against metrics will be local currency denominated) and payouts will be issued in their local currency, unless a specific international assignment or other employment agreement specifically provides otherwise.

K.	All payouts will be after applicable withholding taxes for the respective tax jurisdiction.

9.	Administration

A.	The adoption of this Plan shall not be deemed to give any employee the right to be retained in the employ of Stream or to interfere with the right of the Company to dismiss any employee at any time, for any reason not prohibited by law nor shall it be deemed to give the Company the right to require any employee to remain in its employ.

B.	Payments under this Plan are not part of the Participant’s base salary, severance or other benefits.

C.	The financial targets assigned and recognized as goals on any of the performance factors may be removed, revised or otherwise modified by the Chief Executive Officer of the Company at any time for any reason.

D.	A Participant’s right to receive payment of an award under the Plan shall be no greater than the right of an unsecured general creditor of the Company. All awards under the Plan shall be paid from the general funds of the Company, and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such awards.

E.	The Company reserves the right to amend, terminate and modify this plan at any time in its sole discretion with or without notice. Each Participant, by signing a Certificate of Acknowledgment, specifically acknowledges this right. Management’s interpretation of the plan is final and in the sole and absolute discretion of Management. The Company reserves the right to make final and binding decisions regarding the amount of incentive, if any, to be paid to any Participant.

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2009 Stream Global Services Management Incentive Plan

Directors & Above

F.	No Participant or third party acting on behalf of or through a Participant shall have any power or right to transfer, assign, anticipate, hypothecate, mortgage, commute, modify or otherwise encumber in advance any amounts that may be payable hereunder, nor shall any of said amounts be subject to seizure for payment of debt, judgments, alimony or separate maintenance owed by a Participant, or be transferable by operation of law in the event of a bankruptcy, or otherwise.

G.	This Plan is administered by, and all decisions regarding any payments hereunder shall be made by Stream, its Management and the Compensation Committee of the Board of Directors.

H.	All matters of Plan interpretation should be directed to the Senior Vice President, Human Resources or her designee. If any term or condition of this plan is found to be in non-conformance with a given state, federal or other law, that term or condition will be non-enforceable but will not negate other terms and conditions of the plan.

I.	The Plan shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, USA.

Payout Example: [**]

CONFIDENTIAL: FOR INTERNAL USE ONLY

2009 Stream Global Services Management Incentive Plan

Directors & Above

Appendix A

Plan Participant Information Form

Participant Name:

Job Title:

Manager Name:

Department:

Eligibility Date:	Participant Level:

Region:	Base Salary:

Country:	2009 MIP Target %:

Site Location:	Annual Target Amount (100%):

Your Plan payment is based upon achievement of the following financial objectives:

Classification Measurement	Executive & Global Participants	Region Participants	Country(s) Participants
Global Adjusted EBITDA	100%	50%	50%
Regional Adjusted EBITDA	N/A	50%	25%
Country Gross Margin %	N/A	N/A	25%

Total	100%	100%	100%

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